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                                                                    EXHIBIT 10.1

                       AMENDMENT FOUR TO THE FIRST AMENDED
                    UNIGRAPHICS SOLUTION INC. 401(k) PLAN AND
                                AMENDMENT TO THE
                   ENGINEERING ANIMATION, INC. RETIREMENT PLAN
                              AND AMENDMENT TO THE
                  VARIATION SYSTEMS ANALYSIS, INC. 401(k) PLAN

     WHEREAS, Unigraphics Solution Inc. (the "Company") previously adopted the Unigraphics Solution Inc. 401(k) Plan ("Plan"); and

     WHEREAS, the Company reserved the right to amend the Plan in Section 16.1 thereof; and

     WHEREAS, Engineering Animation, Inc. ("EAI") previously adopted the Engineering Animation, Inc. Retirement Plan ("EAI Plan"); and

     WHEREAS, the Company, the successor to EAI, reserved the right to amend the EAI Plan in Section 9.01 of the Basic Plan; and

     WHEREAS, EAI previously adopted the Variation Systems Analysis, Inc. 401(k) Plan ("VSA Plan"); and

     WHEREAS, the Company, the successor to EAI, reserved the right to amend the VSA Plan in Section 13.02 of the Basic Plan; and

     WHEREAS, effective May 30, 2001, the Company desires to merge the EAI Plan and the VSA Plan into the Plan and amend the Plan in certain respects;

     NOW THEREFORE, effective May 30, 2001, the EAI Plan and the VSA Plan are merged into the Plan and the Plan is amended as follows:

     1. Section 2.33 of the Plan shall be amended by adding the following to the end thereof:

          A person shall also be given credit for years of service earned under either the Engineering Animation, Inc. Retirement Plan or the Variation Systems Analysis, Inc. 401(k) Plan prior to May 30, 2001.

     2    A new Section 4.10.14 is added as follows:

          4.10.14.  Outstanding Loans Under Engineering Animation, Inc.
                    ---------------------------------------------------
                    Retirement Plan or Variation Systems
                    ------------------------------------
                    Analysis, Inc. 401(k) Plan.
                    --------------------------

               Notwithstanding any provision herein to the contrary, loans outstanding under either the Engineering Animation, Inc. Retirement Plan or the Variation Systems Analysis, Inc. 401(k) Plan as of May 30, 2001 shall continue to be subject to the same terms and provisions which applied to such loans immediately prior to May 30, 2001.

     3. Section 4.12 shall be amended by adding the following paragraph at the end thereof:

               A Participant in the employment of the Employer may, as of any date (but only once during any Plan Year), withdraw all or any part of his or her VSA Rollover Account.

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     4.   Section 6.1 of the Plan shall be amended by adding the following to the end thereof:

          Amounts transferred from a Participant's account under the Engineering Animation, Inc. Retirement Plan attributable to the Participant's elective deferral contributions and rollover contributions made thereunder shall be allocated to such Participant's Before-Tax Contribution Account and Rollover Account, respectively. Amounts transferred from a Participant's deferral contributions account under the Variation Systems Analysis, Inc. 401(k) Plan shall be allocated to such Participant's Before-Tax Contribution Account. Amounts transferred from a Participant's rollover contribution account under the Variation Systems Analysis, Inc. 401(k) Plan shall be allocated to such Participant's VSA Rollover Account, which shall be established for such Participant under the Plan. Except with respect to withdrawal as described in Section 4.12, any reference to a Participant's Rollover Account under the Plan shall also mean a Participant's VSA Rollover Account. Amounts transferred from a Participant's account under the Engineering Animation, Inc. Retirement Plan attributable to employer matching contributions and discretionary contributions made thereunder shall be allocated to such Participant's EAI Matching Contribution Account, which shall be established for such Participant under the Plan. Amounts transferred from a Participant's regular matching contributions account and employer contributions account under the Variation Systems Analysis, Inc. 401(k) Plan shall be allocated to such Participant's VSA Matching Contribution Account, which shall be established for such Participant under the Plan. Except with respect to vesting as described in Section 9.2, any reference to a Participant's Matching Contribution Account under the Plan shall also mean a Participant's EAI Matching Contribution Account and/or his VSA Matching Contribution Account.

     5.   A new Section 6.2.3 is added as follows:

          6.2.3.    Amounts Transferred From Engineering Animation, Inc.
                    -----------------------------------------------------
                    Retirement Plan and Variation Systems
                    -------------------------------------
                    Analysis, Inc. 401(k) Plan.
                    --------------------------

               Notwithstanding any other provision of the Plan to the contrary, amounts transferred from the Engineering Animation, Inc. Retirement Plan and the Variation Systems Analysis, Inc. 401(k) Plan as of May 30, 2001 shall be held by the Trustee and invested in the money market fund made available under the Plan, and shall not be subject to Participant direction under Section 6 until the Trustee obtains the appropriate participant records regarding such transferred amounts. Upon receipt of the appropriate records, amounts transferred from the Engineering Animation, Inc. Retirement Plan and/or the Variation Systems Analysis, Inc. 401(k) Plan (as adjusted to account for earnings and losses thereon) on behalf of a Participant shall be allocated to such Participant's accounts in accordance with Section 6.1, and shall be invested in accordance with the Participant's then current investment elections under the Plan. Thereafter, such amounts shall be subject to Participant direction in accordance with Section
          6. If, however, upon receipt of the appropriate participant records and allocation of the transferred amounts to the appropriate accounts, a Participant has not made any investment election under the Plan, such transferred amounts shall remain invested in the money market fund until the participant directs otherwise in accordance with
          Section 6.

     6.   Section 9.2 shall be amended as follows:

          9.2.      Determination of Vested Portion.
                    -------------------------------

          (a) A Participant's Rollover Account, Before-Tax Contribution Account and VSA Matching Contribution Account shall be 100% vested and nonforfeitable at all times.

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          (b) The portion of a Participant's Matching Contribution Account
     (excluding the Participant's VSA Matching Contribution Account and/or EAI Matching Contribution Account) which shall be vested and nonforfeitable shall be determined in accordance with the following schedule:

          Years of Service          Percentage of Account Vested
          ----------------          ----------------------------
                 1                                0%
                 2                               40%
                 3                               60%
                 4                               80%
                 5                              100%

          (c) The portion of a Participant's EAI Matching Contribution Account which shall be vested and nonforfeitable shall be determined in accordance with the following schedule:

          Years of Service          Percentage of Account Vested
          ----------------          ----------------------------
                 1                               20%
                 2                               40%
                 3                               60%
                 4                               80%
                 5                              100%

          (d) Notwithstanding any provision herein to the contrary, a Participant's accounts shall be 100% vested and nonforfeitable upon such Participant's Normal Retirement Date.

          (e) Notwithstanding any provision herein to the contrary, a Participant's EAI Matching Contribution Account shall be 100% vested and nonforfeitable upon the date such Participant terminates his or her employment with the Employer (except by death or permanent and total disability as defined in Section 8.2) provided:

               (1) such date is on or after such Participant's attainment of age 55, and

               (2) such Participant has at least three Years of Service on May 30, 2001.

     7.   A new Section 10.2.9 is added as follows:

          10.2.9.   Amounts Transferred From Engineering Animation, Inc.
                    ----------------------------------------------------
                    Retirement Plan And Variation Systems
                    -------------------------------------
                    Analysis, Inc. 401(k) Plan.
                    --------------------------

               Notwithstanding any provision herein to the contrary, in the event a Participant on whose behalf amounts have been transferred from the Engineering Animation, Inc. Retirement Plan and/or the Variation Systems Analysis, Inc. 401(k) Plan has an Annuity Starting Date prior to the 90th day after being furnished with a summary regarding elimination of the optional forms of distribution available under the Engineering Animation, Inc. Retirement Plan and the Variation Systems Analysis, Inc. 401(k) Plan (or, if earlier, January 1, 2003), the portion of such Participant's accounts is attributable to such transferred amounts shall be distributed, as applicable, under one of the optional forms of distribution available under the Engineering Animation, Inc. Retirement Plan and/or the Variation Systems Analysis, Inc. 401(k) Plan, as applicable, unless such Participant (or, in the case of death, the Participant's spouse or designated beneficiary) chooses one of the optional forms of distribution available under the Plan. After expiration of such period, however, all distributions from the Plan (including the distribution of amounts transferred from the Engineering Animation, Inc. Retirement Plan

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          and the Variation Systems Analysis, Inc. 401(k) Plan) shall be made solely in a form of distribution available under the Plan.

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